SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 3, 2000
                                                   ------------------


                            ZIASUN TECHNOLOGIES, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
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          (State or other jurisdiction of Incorporation or organization


       000-27349                                        84-1376402
 ------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


462 Stevens Avenue, Suite 106, Solana Beach, California                 92075
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(Address of principal executive offices)                              (Zip Code)

                                 (858) 350-4060
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              (Registrant's telephone number, including area code)


                                       N/A
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 4.  Changes in Registrant's Certifying Accountants.

     (a) Previous Independent Public Accountants.

     Effective October 3, 2000, ZiaSun Technologies, Inc., a Nevada corporation (the "Registrant") dismissed HJ & Associates, LLC ("HJ") as its independent public accountants. The Board of Directors of the Registrant approved this action.

     During the past fiscal year and through September 30, 2000, there were no disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of HJ, would have caused HJ to make reference to the subject matter of the disagreement(s) in its reports.

     HJ (formerly Jones, Jensen & Company), audited the consolidated balance sheets of the Registrant at December 31, 1999, and the related statements of operations, stockholders' equity and cash flows, for the fiscal years ended December 31, 1999 and 1998, (collectively, the "Financial Statements"). HJ's reports on the Financial Statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Registrant provided HJ with a copy of the above statements, and requested that HJ furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether HJ agrees with such statements. A copy of the letter of HJ to the Commission, dated Ocotber 9, 2000, is filed as an exhibit to this current report on Form 8-K.

     (b) New Independent Public Accountants.

     Effective October 3, 2000, the Registrant engaged the accounting firm of BDO Seidman, LLP,, as independent public accountants of the Registrant.

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

     (c)      Exhibits.
              --------

               16.1 Letter of HJ & Associates,  LLC, dated October 9, 2000, to the Securities and Exchange Commission.


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
                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             ZiaSun Technologies, Inc.
                                             (Registrant)


Dated: October 10, 2000                      /S/ Allen D. Hardman
                                             -----------------------------------
                                             By:  Allen D. Hardman
                                             Its: President and CEO

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